SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):     July 27, 2005
INTERFACE, INC.
(Exact name of Registrant as Specified in its Charter)

Georgia	000-12016	58-1451243

(State or other Jurisdiction of	(Commission File	(IRS Employer
Incorporation or Organization)	Number)	Identification No.)

2859 Paces Ferry Road, Suite 2000
Atlanta, Georgia	30339

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code:     (770) 437-6800
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS.
SIGNATURES
EX-99.1 RELEASE OF INTERFACE, INC.

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
     On July 27, 2005, Interface, Inc. issued a press release reporting its financial results for the second quarter of 2005. A copy of such press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference. The information set forth herein, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS.
(a)	Financial Statements of Businesses Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Exhibits.

Exhibit No.	Description

99.1	Press Release of Interface, Inc., dated July 27, 2005, reporting its financial results for the second quarter of 2005 (furnished pursuant to Item 2.02 of this Report).
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERFACE, INC.

	By:	/s/ Patrick C. Lynch

Patrick C. Lynch Vice President and Chief Financial Officer

Date: July 27, 2005

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Interface, Inc., dated July 27, 2005, reporting its financial results for the second quarter of 2005 (furnished pursuant to Item 2.02 of this Report).